PROMISSORY NOTE

(Secured by Mortgage)
$2,670,000.00

Indianapolis,  Indiana

April 16, 1991

     For value received, Cabot Safety Corporation, a Delaware Corporation, having its principal offices at 90 Mechanic Street, Southbridge, Massachusetts 01550 (hereinafter referred to as the Maker, whether one or more), jointly and severally promises to pay to the order of American United Life Insurance
Company, an Indiana corporation, whose address is Post Office Box 368, Indianapolis, Indiana 46206, the sum of Two Million Six Hundred Seventy Thousand Dollars ($2,670,000.00), with interest at the rate of Ten and one-eighth per centum (10.125%) per annum from date until maturity. Principal and interest are payable in any coin or currency of the United States of America which at the time of payment shall be legal tender for the payment of public or private debts, at the principal offices of American United Life Insurance Company in Indianapolis, Indiana, or at such other place as the holder of this Note shall designate in writing, in monthly installments as follows: The sum of Twenty-four Thousand Four Hundred Ninety-seven and 98/100 Dollars ($24,497.98) shall be payable on the 1st day of June, 1991 and the sum of Twenty-four Thousand Ninety-seven and 98/100 Dollars ($24,497.98) shall be payable on the 1st day of each succeeding month thereafter until this Note is fully paid, except that the final payment of the entire indebtedness evidenced hereby, if not sooner paid, shall be due and payable on the 1st day of May, 2006 as a balloon payment in the amount of the unpaid balance of the indebtedness plus interest to the date of payment. If, at the date set forth above for the first installment payment, interest is due for a period of more or less than one month, the said first installment payment shall be increased or decreased to the extent that the amount of interest due exceeds or is less than one month's interest. The aforesaid installment payments shall be applied first to interest at the rate above specified, and then to reduction of the principal sum evidenced hereby. The principal of each of said installments and all accrued interest thereon shall bear interest after maturity at the rate of Twelve and one-eighth per centum (12.125%) per annum. Payment of this Note is secured by a Mortgage of even date herewith from the Maker, as Mortgagor, to American United Life
Insurance Company, as Mortgagee, on real estate situated in the County of Marion, State of Indiana (the "Mortgage" hereinafter). All of the agreements, conditions, covenants, provisions and stipulations contained in the Mortgage which are to be kept and performed by the Maker are hereby made part of this Note to the same extent and with the same force and effect as if they were fully set forth herein, and the Maker covenants and agrees to keep and perform them, or cause them to be kept and performed, strictly in accordance with their terms. This Note is subject to payment of a late charge in the amount and at the times specified in the Mortgage. There will be no privilege for prepayment of this Note for the first 5 loan years. Thereafter, privilege will be given the Maker to prepay the entire unpaid balance of this Note on any interest payment date, upon 60 days' prior written notice to the holder of this Note and upon payment of all accrued interest plus a prepayment premium as follows: 1. Determine the then current quoted annual yield on a U.S. Treasury Security which matures on the date nearest the loan maturity date. 2. Use the yield determined in 1. to discount the remaining future loan payments (including the balloon balance) on a monthly basis. 3. Subtract the current outstanding loan balance from the present value obtained in 2. to determine the prepayment premium. 4. Notwithstanding the preceding calculation, the prepayment premium will be, in any case, at least one percent (1%) of the then outstanding loan balance upon prepayment. During the last 60 days of the term of the loan, the loan may be prepaid at par. For the purpose of computing loan years hereunder, the first loan year shall commence on June 1, 1991 and each subsequent loan year shall commence on the anniversary of such date. AND IT IS HEREBY EXPRESSLY AGREED that time is of the essence hereof, and should any default be made in the payment of principal and/or interest as aforesaid on the date on which it shall fall due, or should default be made in the performance of any of the terms, agreements, or covenants contained in this Note or the Mortgage or any other document collateral to this Note, and any such foregoing default shall continue for the period of grace therein stated, if any, or in the event the right to foreclose the Mortgage shall accrue to the legal holder of this Note, then, at the option of the holder hereof, the entire unpaid balance of said principal sum with interest accrued thereon and all other sums due hereunder or under the provisions of the Mortgage or any other document collateral to this Note shall, without notice, come due and payable immediately. Should the indebtedness represented by this Note, or any part thereof, be collected at law or in equity, or in bankruptcy, receivership or other court proceedings, or this Note be placed in the hands of attorneys for collection after default, the Maker agrees to pay in addition to the principal and interest and other sums payable hereunder, reasonable attorneys' and collection fees, costs and expenses. All amounts hereunder are payable without relief from valuation or appraisement laws. The remedies of the holder hereof as provided in this Note and the Mortgage, or any other document collateral to this Note shall be cumulative and concurrent, and may be pursued singly, successively, or together against the Maker, or any of them, the property described in the Mortgage, any guarantor or indorser hereof and/or any other security, at the sole discretion of the holder hereof. The Maker and indorsers, sureties, and guarantors hereof, jointly and severally, waive presentment for payment, demand, notice of non-payment, notice of dishonor, protest of any dishonor, notice of protest, and protest of this Note, and all other notices in connection with the delivery, acceptance, performance, default, or enforcement of the payment of this Note, and they agree that the liability of each of them shall be unconditional without regard to the liability of any other party and shall not be in any manner affected by any indulgence, extension of time, renewal, waiver, or modification granted or consented to by the holder hereof; and the Maker and all indorsers, sureties and guarantors hereof consent to any and all extensions of time, renewals, waivers, or modifications that may be granted by the holder hereof with respect to the payment or other provisions of this Note, and to the release of the Mortgage collateral, or any part thereof, with or without substitution, and agree that additional makers, indorsers, guarantors or sureties may become parties hereto without notice to them or affecting their liability hereunder. The holder hereof shall not by any act of omission or commission be deemed to waive any of its rights or remedies hereunder unless such waiver be in writing and signed by the holder hereof, and then only to the extent specifically set forth therein; a waiver of one event shall not be construed as continuing or as a bar to or waiver of such right or remedy on a subsequent event. Notwithstanding any provision hereof, it is not intended by this Note to impose upon the Maker any obligation to pay interest in excess of the maximum rate of interest permitted by law, and any interest which exceeds such maximum rate of interest shall automatically abate to the extent of such excess.

                                Cabot Safety Corporation, a Delaware Corporation


                                By _______/s/______________________________
                                                 Senior Vice President





ATTEST:


         /s/
Assistant Secretary

                              INDENTURE OF MORTGAGE

                                    (INDIANA)

     THIS INDENTURE, made this 16th day of April, 1991 (together with all amendments and supplements hereto, hereinafter designated as this "Mortgage"), between Cabot Safety Corporation, a Delaware Corporation, having an address and principal place of business at 90 Mechanic Street, Southbridge, Massachusetts 01550 (hereinafter designated as the "Mortgagor") and American United Life
Insurance Company, an Indiana corporation, having its principal offices at Indianapolis, Indiana and an address at Post Office Box 368, Indianapolis, Indiana 46206 (hereinafter designated as the "Mortgagee"),

                               W I T N E S'S E T H :
                               -------------------

     WHEREAS, the Mortgagor is justly indebted to the Mortgagee in the principal sum of Two Million Six Hundred Seventy Thousand Dollars ($2,670,000.00) evidenced by one certain promissory note of the Mortgagor of even date herewith, made payable to the order of and delivered to the Mortgagee, in and by which said note the Mortgagor promises to pay the said principal sum and interest from date until maturity at the rate or rates and in monthly installments as provided therein, the final installment of which, if not sooner paid, is due and payable on the 1st day of April, 2006; as a balloon payment in the amount of the unpaid balance of the indebtedness plus interest to the date of payment. All such installment payments are to be first applied to interest on the unpaid principal balance of said indebtedness and the remainder to principal and all of said principal and interest are made payable at such place as the holder of said note may, from time to time in writing designate, and in the absence of such designation, then at the principal offices of the Mortgagee in Indianapolis, Indiana. All sums payable as specified in said note to bear interest after maturity until paid at the rate of Twelve and one-eighth per cent (12.125%) per annum (hereinafter called the "Default Interest Rate"), and reasonable attorney's fees, without relief from valuation or appraisement laws.

     WHEREAS, the indebtedness secured by this Mortgage includes, without limitation, (i) the indebtedness evidenced by said note described in the paragraph next above, including the principal thereof and interest and premium, if any, thereon; (ii) the indebtedness incurred by reason of future amounts (not exceeding fifty per cent (50%) of the original principal amount of said note described in clause (i) above) that the Mortgagee may loan to the Mortgagor, in its discretion, when evidenced by additional note or notes (together with the note or notes evidencing the indebtedness described in clauses (i) and (iii) of this paragraph, any modifications, extensions or renewals thereof and any notes issued in exchange or substitution therefor, hereinafter called the "Note") reciting the same to be hereby secured, including the principal thereof and interest and premium, if any, thereon; and (iii) the indebtedness incurred by reason of sums paid or advanced by the Mortgagee to discharge the obligations of the Mortgagor as permitted under this Mortgage or the Note or the Assignment of Lease or any other document collateral to this Mortgage, together with interest thereon. All of the foregoing indebtedness is hereinafter referred to collectively as the "Indebtedness Hereby Secured".

     NOW THEREFORE, to secure the payment of the Indebtedness Hereby Secured in accordance with the terms, provisions and limitations of this Mortgage and of the Note secured hereby, and the performance of the covenants and agreements contained herein and in the Note and any other document collateral to this Mortgage by the Mortgagor to be performed, and also in consideration of the sum of ONE AND NO/100 ($1.00) DOLLARS to the Mortgagor in hand paid, the receipt whereof is hereby acknowledged, the Mortgagor does by these presents MORTGAGE AND WARRANT unto the Mortgagee, its successors and assigns forever, all the tract or tracts of land (hereinafter called "Land" and real estate situated in the County of Marion, State of Indiana, described as follows, to-wit:

     Part of the Northwest Quarter of Section 25, Township 17 North, Range 2 East in Marion County, Indiana, more particularly described as follows:

     Commencing at the Northwest corner of said Quarter Section; thence North 87 degrees 33 minutes 00 seconds East along the North line of said Quarter Section, 1590.55 feet; thence South 02 degrees 27 minutes 00 seconds East, 44.00 feet to a point on the South right-of-way of 79th Street and the point of beginning; thence South 02 degrees 10 minutes 45 seconds East, 402.72 feet; thence South 87 degrees 49 minutes 15 seconds West, 551.65 feet, the following courses are along the rights-of-way of Moller Road and 79th Street; thence North 00 degrees 01 minutes 19 seconds East, 160.23 feet; thence North 02 degrees 52 minutes 54 seconds East, 140.31 feet; thence North 00 degrees 01 minutes 19 seconds East,
42.95 feet to a point of curvature; thence 91.67 feet along a curve to the right, having a radius of 60.00 feet and a chord bearing and length of North 43 degrees 47 minutes 10 seconds East, 83.01 feet; thence North 87 degrees 33 minutes 00 seconds East, 471.80 feet to the point of beginning.

     TOGETHER WITH (i) all the buildings, structures and other improvements now or hereafter on the Land including all lighting, heating, ventilating, air conditioning, sprinkling and plumbing fixtures, water rights, water and power systems, boilers, furnaces, oil burners, elevators and motors, communication systems, dynamos, transformers, electrical equipment, and all other fixtures now or hereafter found or used upon or appurtenant to the Land, buildings and improvements, it being understood that the enumeration of any specific articles of property shall in no wise exclude or be held to exclude any items of property not specifically mentioned (said property described in this clause (i) being hereinafter collectively called "Improvements"); however, trade fixtures and other personal fixtures and property of any tenant now or hereafter installed are not intended to be included in this conveyance unless abandoned or unless such fixtures and property are an integral part of the Improvements and necessary to the use and operation of such Improvements; (ii) all and singular the tenements, hereditaments, easements, rights, rights of way, privileges and appurtenances in and to the Land including, without limitation, the entire right, title and interest of the Mortgagor in, to and under any streets, ways, alleys, vaults, gores or strips of land adjoining the Land; and (iii) the rents, income, revenues, issues and profits of the Land and Improvements (which are pledged primarily on a parity with said real estate and not secondarily), and the present and continuing right, power and authority herein given to and conferred upon the Mortgagee, to collect and apply such rents, income, revenues, issues and profits. All of the foregoing Land, Improvements and other property, whether affixed or annexed or not, is herein referred to collectively as the "Mortgaged Property" and shall, for the purposes of this Mortgage, be deemed conclusively to be real property and mortgaged hereby.

     TO HAVE AND TO HOLD the Mortgaged Property unto the Mortgagee, its successors and assigns, forever, subject however to the following:

     (i) taxes and assessments not yet due and payable; and

     (ii) easements and restrictions of record in Marion County, Indiana.

     And the Mortgagor covenants and agrees with the Mortgagee as follows:

     1._______Payment of Indebtedness. The Mortgagor will duly and punctually pay the Indebtedness Hereby Secured in accordance with the terms of the Note and this Mortgage and any other document collateral to this Mortgage.

     2._______Maintenance, Repair and Restoration of Improvements, etc. The Mortgagor will (a) promptly repair, restore or rebuild any Improvements now or hereafter on the Land which may become damaged or be destroyed; (b) keep the Mortgaged Property in good condition and repair and without waste; (c) complete within a reasonable time any Improvements now or at any time in process of erection upon the Land; (d) suffer or permit no change in the general nature of the occupancy of the Mortgaged Property without the written consent of the Mortgagee; (e) initiate or acquiesce in no zoning reclassification without the written consent of the Mortgagee; and (f) make no alterations or additions to or other Improvements in the Mortgaged Property except such as may be required by law or municipal ordinance.

     3._______Payment of Charges Against the Mortgaged Property and Contest Thereof. The Mortgagor will (a) pay promptly before delinquency, and, within 30 days after their respective delinquency dates will furnish to the Mortgagee official receipts for the payment of, all taxes, assessments, water rates, dues, charges, fines and impositions of every nature whatsoever imposed, levied or assessed or to be imposed, levied or assessed upon or against the Mortgaged Property, or any part thereof, or upon the interest of the Mortgagee in the Mortgaged Property; (b) promptly pay, and will not suffer, any mechanic's, laborer's, statutory or other lien or charge which might or could be prior to or equal to the lien of this Mortgage to be created or to remain outstanding upon any of the Mortgaged Property; and (c) promptly pay all taxes, assessments and other charges and impositions levied upon or assessed, placed or made against, or measured by, this Mortgage, or the recordation hereof, or the Note, or the Indebtedness Hereby Secured, it being understood, however, that the Mortgagor shall be under no obligation to pay any income taxes levied against the Mortgagee in connection with the Mortgagor's execution of this Mortgage. Any assessment which may be paid in installments may be so paid by the Mortgagor provided the installment is paid prior to such time as a penalty would attach for non-payment thereof.

     Mortgagor will make monthly deposits with Mortgagee, in a non-interest bearing account, together with and in addition to interest and principal, of a sum equal to one-twelfth of the yearly taxes and assessments which may be levied against the premises. The amount of such taxes, assessments and premiums, when unknown, shall be estimated by Mortgagee. Such deposits shall be used by Mortgagee to pay such taxes, assessments and premiums when due. Any insufficiency of such account to pay such charges when due shall be paid by Mortgagor to Mortgagee on demand. If, by reason of any default by Mortgagor under any provision of this Mortgage, Mortgagee declares all sums secured hereby to be due and payable, Mortgagee may then apply any funds in said account against the entire indebtedness secured hereby. The enforceability of the covenants relating to taxes and assessments herein otherwise provided shall not be affected except insofar as those obligations have been met by compliance with this paragraph. Mortgagee may from time to time at its option waive, and after any such waiver reinstate, any or all provisions hereof requiring such deposits, by notice to Mortgagor in writing. While any such waiver is in effect Mortgagor shall pay taxes and assessments as herein elsewhere provided.

     In the event of a court decree or an enactment after the date hereof of any law of the state in which the Mortgaged Property is located deducting from the value of the Mortgaged Property for the purpose of taxation any lien thereon, or imposing upon the Mortgagee the payment of the whole or any part of the taxes or assessments or charges or liens herein required to be paid by the Mortgagor, or changing in any way the laws relating to the taxation of mortgages or deeds of trust or other security instruments, or debts secured by them, or the interest of the Mortgagee in the Mortgaged Property, or the manner of collection of taxes, so as to adversely affect this Mortgage or the Indebtedness Hereby Secured or the holders thereof, then, and in any such event, the Mortgagee may elect, by notice given to the Mortgagor, to declare all of the Indebtedness Hereby Secured to be and become due and payable sixty (60) days from the giving of such notice, provided, however, if the Mortgagor shall pay the taxes assessed, the Indebtedness Hereby Secured shall continue in full force and effect in accordance with the terms hereof.

     4._______Insurance, Application of Proceeds, etc. The Mortgagor will keep all Improvements now or hereafter on the Land insured against loss or damage by fire and the perils insured against by the extended coverage and vandalism and malicious mischief endorsements, and such other hazards as may reasonably be required by the Mortgagee, in amount sufficient to prevent any insured from becoming a co-insurer of a partial loss thereunder, but in any event not less than 100% of full Replacement value of the Improvements. The Mortgagor shall also provide boiler insurance covering the replacement or repair value of the boiler (if the Improvements have a boiler) and business interruption insurance in amount sufficient to provide for debt service under this Mortgage in the event of casualty for a period of not less than 12 months following the date of such casualty. All policies of insurance to be furnished hereunder shall be standard for use in the state in which the Mortgaged Property is located, shall include a waiver of subrogation clause, shall be in forms and companies satisfactory to the Mortgagee and shall have incorporated therein the standard form of mortgagee clause, without contribution, in favor of and in form satisfactory to the Mortgagee, including a provision requiring that the coverage evidenced thereby shall not be terminated or materially modified without at least thirty (30) days prior written notice to the Mortgagee. The Mortgagor shall deliver all policies or duplicates, (or the underlying policies in the case of blanket insurance) to the Mortgagee with premiums paid as additional security which delivery shall constitute an assignment by the Mortgagor to the Mortgagee of all rights thereunder, including return of premium. In the case of insurance about to expire, the Mortgagor shall deliver renewal policies and receipts showing payment of premiums not less than thirty (30) days prior to their respective dates of expiration and, in default thereof, the Mortgagee may procure such insurance as it may elect and may make payment of premiums thereon, which payment shall be repayable immediately upon demand and shall be added to and become part of the Indebtedness Hereby Secured. In no event and whether or not default hereunder has occurred shall the Mortgagee, by the fact of approving, accepting or obtaining such insurance, incur any liability for the amount of such insurance, the form or legal sufficiency of insurance contracts, solvency of insurers, or payment of losses by insurers, and the Mortgagor hereby expressly assumes full responsibility therefor and liability, if any, thereunder.

     The Mortgagor shall not take out separate insurance concurrent in form or contributing in the event of loss with that required to be maintained hereunder unless the Mortgagee is included thereon under a standard mortgagee clause acceptable to the Mortgagee. The Mortgagor shall immediately notify the Mortgagee whenever any such separate insurance is taken out and shall promptly deliver to the Mortgagee the policy or policies of such insurance or certificates thereof satisfactory to the Mortgagee.

     The Mortgagor will give the Mortgagee prompt notice of damage to or destruction of Improvements and in case of loss covered by policies of insurance, the Mortgagee is hereby authorized to make proof of loss if not made promptly by the Mortgagor. Any expenses incurred by the Mortgagee in the collection of insurance proceeds, together with interest thereon from date of any such expense at the per annum Default Interest Rate (or at such lesser rate of interest as may be the maximum not prohibited by applicable law), shall be added to and become part of the Indebtedness Hereby Secured and shall be reimbursed to the Mortgagee immediately upon demand.

     In the event of any damage or destruction of the Improvements, the Mortgagee shall receive the entire proceeds of any insurance payable on account thereof up to but not exceeding the outstanding balance of the Note and all other Indebtedness Hereby Secured; provided, however, so long as: (i) no uncured event of default exists under the terms of the Loan Instruments; and (ii) any such damage or destruction occurs prior to the final loan year; and (iii) such damage or destruction can be repaired to the maturity of the Note set forth above; and (iv) the Improvements will, in Mortgagee's reasonable opinion, remain economically viable if rebuilt, then such insurance proceeds, after deducting expenses incurred by Mortgagee in collection, shall be made available to restore the Improvements to substantially the same condition as existed immediately prior to such casualty. In the event such proceeds are insufficient to effect such restoration, Mortgagee shall have no obligation to make such proceeds available or to restore the Improvements unless the Mortgagor deposits with Mortgagee or Mortgagee's agent or designee, sufficient additional funds to complete such restoration. All such proceeds and additional funds held by Mortgagee shall be disbursed by Mortgagee, Mortgagee's agent or designee as provided in the next following paragraph, upon satisfaction of standard commercial construction lending conditions only as and to the extent that such restoration is performed. In the event that (i) there exists any uncured default under the terms of the loan instruments; or (ii) such total cost of restoration exceeds the insurance proceeds and the Mortgagor does not deposit with Mortgagee sufficient additional funds to complete the restoration; or (iii) the Improvements will not, in the Mortgagee's reasonable opinion, remain economically viable if rebuilt; or (iv) any such damage or destruction occurs in the final loan year; or (v) the Improvements cannot be restored to substantially the same condition as existed immediately prior to such casualty; or (vi) such damage or destruction cannot be repaired prior to the maturity of the Note, then any such insurance proceeds which remain on deposit with the Mortgagee or its agent shall be retained by Mortgagee and applied to reduce the Indebtedness Hereby Secured then most remotely to be paid without prepayment premium.

     Insurance proceeds made available for restoration, repair, replacement or rebuilding of the Improvements shall be disbursed from time to time (provided no default exists in the Note or this Mortgage or the Assignment of Leases or any other document collateral to this Mortgage at the time of each such-disbursement), after first deducting the expense of such disbursement including, without limitation, reasonable attorneys fees, costs of title insurance, escrows and closings by the title company or otherwise and fees and expenses of the disbursing party, upon the disbursing party being furnished with satisfactory evidence of the cost of completion of such work and of the diligent and timely prosecution thereof and with architect's certificates, waivers of lien, contractors and subcontractors' sworn statements and other evidence of cost and payments so that the disbursing party can verify that the amounts disbursed from time to time are represented by completed and in place work and that said work is free and clear of mechanics lien claims. No payment made prior to the final completion of any such restoration, repair, replacement or rebuilding shall exceed ninety percent (90%) of the value of the work performed from time to time and at all times the undisbursed balance of such proceeds remaining in the hands of the disbursing party together with funds deposited for-the purpose or irrevocably committed for such purpose, shall be sufficient, in the reasonable judgment of the Mortgagee, to pay for the cost of completion of all such restoration, repair, replacement or rebuilding. The Mortgagee may require that plans and specifications for such restoration, repair, replacement or rebuilding be submitted to and approved by the Mortgagee prior to the commencement of the work. Any surplus which may remain out of said insurance proceeds after payment of costs of building and restoration may, at the option of the Mortgagee, be applied either on account of the Indebtedness Hereby Secured then most remotely to be paid, without prepayment premium, or be paid to any person or persons entitled thereto. Application or release of proceeds under the provisions hereof shall not cure or waive any default or notice of default hereunder or invalidate any act done pursuant to such notice. No interest shall be allowed on account of any such proceeds or other funds held in the hands of the Mortgagee or the disbursing party hereunder.

     Mortgagor will make monthly deposits with Mortgagee, in a non-interest bearing account, together with and in addition to interest and principal, of a sum equal to one-twelfth of the yearly insurance premiums which may be levied against the premises. The amount of such insurance premiums, when unknown, shall be estimated by Mortgagee. Such deposits shall be used by Mortgagee to pay such insurance premiums when due. Any insufficiency of such account to pay such charges when due shall be paid by Mortgagor to Mortgagee on demand. If, by reason of any default by Mortgagor under any provision of this Mortgage, Mortgagee declares all sums secured hereby to be due and payable, Mortgagee may then apply any funds in said account against the entire indebtedness secured hereby. The enforceability of the covenants relating to insurance premiums herein otherwise provided shall not be affected except insofar as those obligations have been met by compliance with this paragraph. Mortgagee may from time to time at its option waive, and after any such waiver reinstate, any or all provisions hereof requiring such deposits, by notice to Mortgagor in writing. While any such waiver is in effect Mortgagor shall pay insurance premiums as herein elsewhere provided.

     The Mortgagor will also provide the Mortgagee with evidence of Comprehensive Public Liability Insurance coverage in insurance companies satisfactory to the Mortgagee in an amount of not less than $2,000,000.00.
Certificates of such coverage shall be furnished to the Mortgagee at least thirty (30) days prior to the expiration date of any policy.

     5. Hazardous Substance Compliance and Indemnification. Mortgagor hereby expressly represents, warrants and covenants to Mortgagee that: (i) neither Mortgagor nor, to the actual knowledge of Mortgagor, any other person has used or permitted any Hazardous Substances, as hereinafter defined, to be placed, held, stored or disposed on the Mortgaged Property or any portion thereof, in violation of any Environmental Laws, as hereinafter defined; (ii) the Mortgaged Property does not now contain any Hazardous Substance in violation of any Environmental Laws; and (iii) Mortgagor, so long as any of the indebtedness secured by this Mortgage remains unpaid, shall not allow any Hazardous Substances to be placed, held, stored or disposed on the Mortgaged Property or any portion thereof or incorporated into any improvements to be constructed on the Mortgaged Property in violation of any Environmental Laws. The term "Hazardous Substance" shall mean any hazardous, toxic or dangerous waste, substance or material defined as such in or for the purpose of the Comprehensive Environmental Response, Compensation, and Liability Act, any so-called "Superfund" or "Super-Lien" law, or any other federal, state or local statute, law, ordinance, code, rule, regulation, order or decree regulations, relating to, or imposing liability or standards of conduct concerning, any hazardous, toxic or dangerous waste, substance or material, now or at any time hereafter in effective (collectively the "Environmental Laws").

     Mortgagor hereby agrees to indemnify Mortgagee and hold it harmless from and against any and all losses, liabilities, damages, injuries, costs, expenses and claims of any and every kind whatsoever, paid, incurred or suffered by, or asserted against, Mortgagee for, with respect to, or as a direct or indirect result of any of the following:

     (i) The presence on or under or the escape, seepage, leakage, spillage, discharge, emission, discharging or release from, the Mortgaged Property or any portion thereof of any Hazardous Substance (including, without limitation, any losses, liabilities, damages, injuries, costs, expenses or claims asserted or arising under any of the Environmental
          Laws); or

     (ii) Any liens against the Mortgaged Property or any portion thereof or any interest or estate in any thereof, created, permitted or imposed by the Environmental Laws, or any portion actual or asserted liability of or obligations of Mortgagor under the Environmental Laws.

     In addition, any expenses or payments made by Mortgagee to cure any violation of Environmental Laws shall be additional Indebtedness Hereby Secured.

     6. Mortgagee's Performance of Defaulted Acts. In case of the occurrence of a default or Event of Default herein and after expilation of any applicable grace period, the Mortgagee may, but need not, make any payment or perform any act herein required of the Mortgagor in any form and manner deemed expedient, including, without restriction, payment of installments of taxes, assessments and other governmental charges and impositions, payment of costs of repair and maintenance and payment of insurance premiums, and may, but need not, make full or partial payments of principal or interest on prior liens and encumbrances, if any, and purchase, discharge, compromise or settle any tax lien or other prior lien or title or claim thereof, or redeem the Mortgaged Property from any tax or assessment. All monies paid for any of the purposes herein authorized and all expenses paid or incurred in connection therewith, including reasonable attorneys' fees, and any other monies advanced by the Mortgagee in regard to any stamp tax or to protect the Mortgaged Property and the lien hereof, together with interest thereon from date of any such payment at the per annum Default Interest Rate (or at such lesser rate of interest as may be the maximum not prohibited by applicable law), shall be added to and become part of the Indebtedness Hereby Secured and shall become immediately due and payable on demand. Inaction of the Mortgagee shall never be considered as a waiver of any right accruing to it on account of the occurrence of any default on the part of the Mortgagor. Performance by the Mortgagee of the obligations of the Mortgagor hereunder shall not be deemed to relieve the Mortgagor from any default hereunder. The Mortgagee in making any payment hereby authorized (a) relating to taxes and assessments, may do so according to any bill, statement or estimate procured from the appropriate public office without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax, assessment, sale, forfeiture, tax lien or title or claim thereof; or (b) for the purchase, discharge, compromise or settlement of any other prior lien, may do so after reasonable inquiry as to the validity or amount of any claim for lien which may be asserted.

     7. Mortgagee's Right of Entry. The Mortgagee, or its agents, may at all reasonable times enter upon the Mortgaged Property for the purposes of inspection or of performing any defaulted covenant, term or condition of this Mortgage. The Mortgagee shall have no duty to make such entry on the Mortgaged Property and shall not thereby become liable to the Mortgagor or any person in possession holding under the Mortgagor.

     8. Condemnation. In the event of any taking of or damage to all or any portion of the Mortgaged Property by reason of any public improvement or condemnation proceeding or other exercise or threatened exercise or the power of eminent domain, the Mortgagee shall receive the entire compensation, awards or other payments or relief therefor up to but not exceeding the outstanding balance of the Note and all other Indebtedness Hereby Secured; provided, however, so long as (i) no uncured event of default exists under the terms of the Loan Instruments; and (ii) any such taking or damage occurs prior to the final loan year; and (iii) such damage can be restored or repaired prior to the maturity of the Note set forth above; and (iv) the Mortgaged Property can, in Mortgagee's reasonable opinion, remain economically viable if restored, then such compensation, awards or other payments or relief, after deducting expenses incurred by Mortgagee in collection, shall be made available to restore the Mortgaged Property as near as practicable to substantially the same condition as existed immediately prior to such taking or damage. In the event such proceeds are insufficient to effect such restoration, Mortgagee shall have no obligation to make such proceeds available to restore the Mortgaged Property unless the Mortgagor deposits with Mortgagee or Mortgagee's agent or designee, sufficient additional funds to complete such restoration. All such proceeds and additional funds held by Mortgagee shall be disbursed by Mortgagee, Mortgagee's agent or designee upon satisfaction of standard commercial construction lending conditions only as and to the extent that such restoration is performed. In the event that (i) there exists any uncured default under the terms of the Loan Instruments; or (ii) such cost of restoration exceeds the total compensation, awards or other payments or relief held by Mortgagee and the Mortgagor does not deposit with Mortgagee sufficient additional funds to complete the restoration; or (iii) the Mortgaged Property will not, in Mortgagee's reasonable opinion, remain economically viable if restored; or (iv) any such taking or damage occurs in the final loan year; or (v) the Improvements cannot be restored to substantially the same condition as existed immediately prior to such casualty; or (vi) such damage cannot be repaired prior to the maturity of the Note, then such compensation, awards or other payments or relief which remain on deposit with the Mortgagee or its agent may be retained by Mortgagee and Applied to reduce the Indebtedness Hereby Secured then most remotely to be paid, without prepayment premium. Application or release of the proceeds or any part thereof, under this section shall not cure or waive any default or notice of default hereunder or invalidate any act done pursuant to such notice.

     9. Rents and Leases. As additional security for payment of the Indebtedness Hereby Secured and for the faithful performance of the terms and conditions contained herein and in the Note and any other document collateral to this Mortgage, the Mortgagor does hereby assign and set over unto the Mortgagee all rents, issues and profits from the Mortgaged Property hereafter accruing. In furtherance hereof, the Mortgagor has separately assigned to the Mortgagee all right, title and interest of the Mortgagor in all leases of the Mortgaged Property, or any part thereof, now or hereafter executed, by an assignment of even date herewith (in this Mortgage called the "Assignment of Leases") recorded in the Office of the Recorder of Marion County, Indiana to which reference is made for the terms thereof, all of which are incorporated herein. The Assignment of Leases includes, without limitation, the reversion of the Mortgagor and the benefit of all covenants in the leases binding on the lessee and necessary or convenient for the enforcement of the interests of the Mortgagee and the Mortgagor gives to and confers upon the Mortgagee the right, power and authority during the continuance of this Mortgage to collect the rents, issues and profits of the Mortgaged Property. The Mortgagor will observe and perform all promises, conditions and agreements on the part of the Mortgagor to be performed in the Assignment of Leases and agrees that any sums advanced by the Mortgagee for the purposes specified in the Assignment of Leases, together with interest thereon from date of any such advancement at the per annum Default Interest Rate (or at such lesser rate of interest as may be the maximum not prohibited by applicable law), shall be due and payable immediately on demand and shall be added to and become part of the Indebtedness Hereby Secured. The Mortgagor will not accept rent in advance under the leases excepting only monthly rents for current months which may be paid in advance. The Mortgagor represents and warrants that there are no assignments of leases or assignments of rents involving the Mortgaged Property other than the Assignment of Leases.

     10. Miscellaneous Covenants of the Mortgagor.

     (a) The Mortgagor will not sell, convey or further encumber the Mortgaged Property without the prior written consent of the Mortgagee. In the event of the sale with consent of the Mortgagee or transfer by operation of law of all or any part of the Mortgaged Property, the Mortgagee, without notice to any person or corporation is hereby authorized and empowered to deal with any such vendee or transferee with reference to the Mortgaged Property or the Indebtedness Hereby Secured, or with reference to any of the terms or conditions hereof, as fully and to the same extent as it might deal with the Mortgagor and without in any way releasing or discharging any of the liabilities or undertakings of the Mortgagor hereunder.

          Notwithstanding the preceding provisions, the Mortgagor will be permitted a one-time right to transfer or sell the Land to a qualified purchases, which qualified purchaser may assume the loan, subject to:

          (1) the payment to Mortgagee of a fee equal to one percent (1%) of the then outstanding loan balance, and

          (2)  prior   written   approval   from   Mortgagee   of  the  proposed
               purchaser/assumptor,   which   approval   may  be   withheld   in
               Mortgagee's discretion; and

          (3) the payment by Mortgagor of all expenses incurred by Mortgagee in processing such sale or transfer.

     (b) The Mortgagor will furnish to the Mortgagee, within ninety (90) days after the end of each fiscal year, copies of annual financial statements of the Mortgagor including, without limitation, statements of profit, loss and surplus and balance sheet, all in reasonable detail, prepared by a Certified Public Accountant or other accountant satisfactory to the Mortgagee.

     11. Compliance with Law and Agreements. The Mortgagor will comply with all present and future statutes, laws, rules, orders, restrictions, regulations and ordinances affecting the Mortgaged Property, any part thereof, or the use thereof. The Mortgagor will comply with the provisions of all agreements affecting the Mortgaged Property including, without limitation, easement agreements for use of common areas, if any. The Mortgagor represents and warrants (i) that all new Improvements, if any, were constructed in compliance with all existing statutes, laws, rules, orders, regulations, restrictions and ordinances; (ii) that, to the knowledge of the Mortgagor, there are no defects in materials or workmanship affecting such new Improvements;
          (iii) that the Mortgaged Property is properly zoned for its intended uses; (iv) that the Mortgaged Property has not been designated as a flood hazard area by any agency of government; and (v) that the Mortgaged Property is separately assessed for real estate tax purposes.

     12. Waiver; Releases; Resort to Other Security; Etc. Without affecting the liability of the Mortgagor or any other party liable for payment of any Indebtedness Hereby Secured or performance of any obligation contained herein, and without affecting the rights of the Mortgagee with respect to any security not expressly released in writing, the Mortgagee may, at any time, and without notice to or the consent of any party in interest with the Mortgaged Property or the Note or the Indebtedness Hereby Secured (a) Release any person liable for payment of all or any part of the Indebtedness Hereby Secured or for performance of any obligation herein, (b) Make any agreement extending the time or otherwise altering the terms of payment of all or any part of the Indebtedness Hereby Secured or modifying or waiving any obligation, or subordinating, modifying or otherwise dealing with the lien or charge hereof, (c) Accept any additional security, (d) Release or otherwise deal with any property, real or personal, including any or all of the Mortgaged Property, including making partial releases of the Mortgaged Property without notice to or approval of other parties in interest with the Mortgaged Property, or (e) Resort to any chattel mortgages, security agreements, pledges, contracts of guaranty, assignments of rents and leases or other securities, and exhaust any one or more of said securities and the security hereunder, either concurrently or independently and in such order as it may determine, or (f) accept payment of the Indebtedness Hereby Secured, or any part thereof, after its due date or after acceleration of such indebtedness and the filing of a foreclosure action.

     13. Further Assurances; After Acquired Property. At any time, and from time to time, upon request of the Mortgagee the Mortgagor will make, execute and deliver or cause to be made, executed and delivered, to the Mortgagee and, where appropriate, to cause to be recorded and/or filed and from time to time thereafter, to be rerecorded and/or refiled at such time and in such offices and places as shall be deemed desirable by the Mortgagee, any and all such other and further security instruments, lease assignments, instruments of further assurance, certificates and other documents as may, in the opinion of the Mortgagee, be necessary or desirable in order to effectuate, complete, or perfect, or to continue and preserve the obligation of the Mortgagor under the Note and this Mortgage, and the lien of this mortgage as a first and prior lien upon all of the Mortgaged Property, whether now owned or hereafter acquired by the Mortgagor. Upon any failure by the Mortgagor so to do, the Mortgagee may make, execute, and record any and all such assignments, instruments, certificates, and documents for and in the name of the Mortgagor and the Mortgagor hereby irrevocably appoints the Mortgagee the agent and attorney-in-fact of the Mortgagor so to do. The lien hereof will automatically attach, without further act, to all after acquired property and such property will become part of the Mortgaged Property as herein defined.

     14.  Protection of the Mortgaged  Property.  The Mortgagee shall have power
(a) to institute and maintain such suits and proceedings as it may deem expedient to prevent any impairment of the Mortgaged Property by any acts which may be unlawful or any violation of this Mortgage, (b) to preserve or protect its interest in the Mortgaged Property and in the income, revenues, rents and profits arising therefrom, and (c) to restrain the enforcement of or compliance with any legislation or other governmental enactment, rule or order that may be unconstitutional or otherwise invalid, if the enforcement of or compliance with, such enactment, rule or order would impair the security hereunder or be prejudicial to the interest of the Mortgagee.

     The Mortgagor will pay or reimburse the Mortgagee for all reasonable attorney's fees, costs and expenses incurred by the Mortgagee in any proceeding involving the estate of a decedent or an insolvent, or in any action, proceeding or dispute of any kind in which the Mortgagee is made a party, or appears as party plaintiff or defendant, affecting the Note, this Mortgage, the Assignment of Leases, the Mortgagee, or the Mortgaged Property, including but not limited to the foreclosure of this Mortgage, any condemnation action involving the Mortgaged Property, or any action to protect the security hereof; and any such amounts paid by the Mortgagee, together with interest thereon from date of any such expenditure at the per annum Default Interest Rate (or at such lesser rate of interest as may be the maximum not prohibited by applicable law), shall be due and payable immediately on demand and shall be added to and become part of the Indebtedness Hereby Secured.

     15. No Claim Against The Mortgagee. Nothing contained in this Mortgage shall constitute any consent or request by the Mortgagee, express or implied, for the performance of any labor or services or for the furnishing of any materials or other property in respect of the Mortgaged Property, or any part thereof, nor as giving the Mortgagor or lessee under any leases of the Mortgaged Property any right, power or authority to contract for or permit the performance of any labor or services or the furnishing of any materials or other property in such fashion as would create any personal liability against the Mortgagee in respect thereof or would permit the making of any claim that any lien based on the performance of such labor or services or the furnishing of any such materials or other property is prior to the lien of this Mortgage.

     16. Late Charge. The Mortgagor agrees to pay, in addition to all other sums provided for herein, a late charge of four cents for each one dollar of each regular monthly payment more than fifteen (15) days in arrears, to cover the extra expense of the Mortgagee in handling delinquent payments.

     17. Filing and Recording Fees. The Mortgagor will pay all filing, registration or recording fees, and all expenses incident to the execution and acknowledgment of this Mortgage and the Assignment of Leases and all federal, state, county, and municipal taxes, and other taxes, duties, imposts, assessments and charges arising out of or in connection with the execution and delivery of the Note, this Mortgage, the Assignment of Leases, any contract of guaranty and any further assurances.

     18. Default. It shall be a default under this Mortgage if one or more of the following events (in this Mortgage called "default" or "Event of Default") shall happen, that is to say: (a) if the Mortgagor shall default in the payment of the Indebtedness Hereby Secured in accordance with the terms of the Note and this Mortgage and any other document collateral to this Mortgage (whether at the stated maturity or at a date fixed for any installment payment or otherwise), and such default continues for a period of ten (10) days; or (b) if the Mortgagor shall fail to furnish insurance policies or pay the premiums thereon at the times required in Section 4 of this Mortgage and such default continues for a period of ten (10) days; or (c) if the Mortgagor shall default in the due observance and performance of any covenant or agreement set out in paragraph (a) of Section 10 of this Mortgage; or (d) if the Mortgagor shall default in the due observance or performance of any of the other terms, conditions or covenants of the Note or of this Mortgage, and such default continues for a period of fifteen
(15) days after the date of mailing written notice thereof to the Mortgagor except that if any such default cannot with due diligence be cured within a period of fifteen (15) days, such default shall not be deemed to continue if the Mortgagor proceeds promptly and with all due diligence to cure the default and diligently completes the curing thereof; or (e) if the Mortgagor shall abandon or surrender the Mortgaged Property; or (f) if the Mortgagor shall default in the due observance or performance of any terms, conditions or covenants of the Assignment of Leases or any other document collateral to this Mortgage and such default continues for a period of fifteen (15) days after the date of mailing written notice thereof to the Mortgagor, except that if any such default cannot with due diligence be cured within a period of fifteen (15) days, such default shall not be deemed to continue if the Mortgagor proceeds promptly and with all due diligence to cure the default and diligently completes the curing thereof; or (g) if any representation or warranty herein or in the Note or the Assignment of Leases or any other document collateral to this Mortgage or if the financial statements of the Mortgagor furnished to the Mortgagee shall be untrue or incorrect in any material respect as of the time such representation or warranty shall have been made or such financial statements shall have been furnished; or
(h) if the Mortgagor shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts as they become due, or shall file a petition in bankruptcy, or shall be adjudicated a bankrupt or insolvent, or shall file a petition seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future bankruptcy or insolvency statute, law or regulation or shall file an answer admitting to or not contesting the material allegations of a petition filed against it in such proceeding, or shall seek or consent to or acquiesce in the appointment of any trustee, receiver or liquidator of the Mortgagor or a material part of its properties, or shall not within ninety (90) days after the appointment, without the consent or acquiescence of the Mortgagor, of a trustee, receiver or liquidator of the Mortgagor or any material part of its properties have such appointment vacated.

     19. Acceleration, Mortgagee's Right to Foreclose. In the event the land is made subject to any other lien or security interest or if an Event of Default shall occur the whole of the Indebtedness Hereby Secured shall be and become immediately due and payable without notice, at the election of the Mortgagee, exercised at any time after the occurrence of such Event of Default, and the Mortgagee shall have all rights and remedies as provided herein or by law, and may proceed at once, or at any time thereafter, to foreclose this Mortgage in a court of competent jurisdiction, or to enforce the covenants hereof.

     If, while any insurance proceeds or condemnation awards are being held by the Mortgagee to reimburse the Mortgagor for the cost of rebuilding or restoration of Improvements as set forth in this Mortgage, the Mortgagee shall be or become entitled to, and shall accelerate the Indebtedness Hereby Secured, then and in such event, the Mortgagee shall be entitled to apply all such insurance proceeds and condemnation awards then held by it in reduction of the Indebtedness Hereby Secured in such order as the Mortgagee may determine and any excess held by it over the amount of such indebtedness shall be returned to the Mortgagor or any person or persons entitled thereto, without interest.

     20. Expense of Collection and Litigation. In any suit to foreclose the lien hereof, or for collection of the Indebtedness Hereby Secured or if this Mortgage or the Note shall be placed in the hands of an attorney for collection, there shall be allowed and included all expenditures and expenses which may be paid or incurred by or on behalf of the Mortgagee for attorneys' fees, appraiser's fees, outlays for documentary and expert evidence, stenographers' charges, publication costs, and costs (which may be estimated as to items to be expended after entry of the decree) of procuring all such abstracts of title, title searches and examinations, title insurance policies and similar data and assurances with respect to title as the Mortgagee may deem reasonably necessary either to prosecute such suit or to evidence to bidders at any sale which may be had pursuant to the decree of foreclosure the true condition of the title to or the value of the Mortgaged Property. All expenditures and expenses of the nature in this section mentioned, together with interest thereon from date of any such expenditure at the per annum Default Interest Rate (or at such lesser rate of interest as may be the maximum not prohibited by applicable law), shall be immediately due and payable on demand and shall be added to and become part of the Indebtedness Hereby Secured.

     21. Appointment of Receiver. Upon, or at any time after the filing of a complaint to foreclose this Mortgage, the court in which such complaint is filed may appoint a receiver of the Mortgaged Property. Such appointment may be made either before or after sale, without notice, without regard to the solvency or insolvency of the Mortgagor at the time of application for such receiver and without regard to the then value of the Mortgaged Property and the Mortgagee or any holder of the Note may be appointed as such receiver. Such receiver shall have the power to collect the rents, issues and profits of the Mortgaged Property during the pendency of such foreclosure suit, as well as during any further times when the Mortgagor, except for the intervention of such receiver, would be entitled to collect such rents, issues and profits, and all other powers which may be necessary or are usual in such cases for the protection, possession, control, management and operation of the Mortgaged Property during the whole of said period. The court from time to time may authorize the receiver to apply the net income in his hands in payment in whole or in part of: (a) the Indebtedness Hereby Secured, or the indebtedness secured by any decree foreclosing this Mortgage, or any tax, special assessment or other lien which may be or become superior to the lien hereof or of such decree, provided such application is made prior to foreclosure sale; and (b) the deficiency in case of a sale and deficiency. The Mortgagor will pay to the Mortgagee upon demand all expenses, including receiver's fees, reasonable attorney's fees, costs and agent's compensation, incurred pursuant to the provisions contained in this section and all such expenses paid by the Mortgagee, together with interest thereon from the date of such expenditure at the per annum Default Interest Rate (or at such lesser rate of interest as may be the maximum not prohibited by applicable law) shall be immediately due and payable on demand and shall be added to and become part of the Indebtedness Hereby Secured.

     22. Payment of Prepayment Premium. The Note may be subject to voluntary prepayment by the Mortgagor under the conditions therein stated, in some cases with premium and in other cases without premium. If, following the occurrence of an Event of Default and an acceleration of the Indebtedness Hereby Secured but prior to a sale of the Mortgaged Property in foreclosure, the Mortgagor shall tender to the Mortgagee payment of an amount sufficient to satisfy the Indebtedness Hereby Secured, such tender shall be deemed to be a voluntary prepayment under the Note and, accordingly, the Mortgagor shall also pay to the Mortgagee the prepayment premium (if any) then required under the Note in order to exercise the prepayment privilege contained therein. If such tender is made during a period when prepayment is not permitted, the premium shall be the highest amount stated in the prepayment clause in the Note secured hereby.

     23. Forbearance Not a Waiver; Rights and Remedies Cumulative. No delay by the Mortgagee in exercising any right or remedy provided herein or otherwise afforded by law or equity shall be deemed a waiver of or preclude the exercise of such right or remedy, and no waiver by the Mortgagee of any particular provision of this Mortgage shall be deemed effective unless in writing signed by the Mortgagee. All such rights and remedies provided for herein or which the Mortgagee or the holder of the Note may have otherwise, at law or in equity, shall be distinct, separate and cumulative and may be exercised singly or serially (in any order) or concurrently, and as often as the occasion therefor arises. No action by the Mortgagee under the provisions of this Mortgage shall impair any acceleration or foreclosure right or remedy available to the Mortgagee under this Mortgage. Acceleration of the Indebtedness Hereby Secured, once claimed hereunder by the Mortgagee, may, at the option of the Mortgagee, be rescinded, but the tender and acceptance of partial payments alone shall not in any way affect or rescind such acceleration of the Indebtedness Hereby Secured.

     24. Waiver of Statutory Rights. The Mortgagor shall not and will not apply for or avail itself of any appraisement, valuation, stay, redemption, extension or exemption laws, or any so-called moratorium laws, now existing or hereafter enacted, in order to prevent or hinder the enforcement or foreclosure of this Mortgage, but hereby waives the benefit of such laws.

     25. Release upon Discharge of Mortgagor's Obligations. The Mortgagee shall release this Mortgage and the lien thereof by proper instrument upon payment and discharge of the Indebtedness Hereby Secured at the expense of the Mortgagor.

     26. Security Agreement. This Mortgage shall also constitute and serve as a "Security Agreement" on personal property herein, if any, within the meaning of the Uniform Commercial Code of Indiana. The Mortgagor hereby authorizes the Mortgagee to execute any "Financing Statements" deemed necessary by the Mortgagee and agrees with the Mortgagee to execute and deliver to the Mortgagee, in form and substance satisfactory to the Mortgagee, such further assurances as the Mortgagee may, from time to time, consider reasonably necessary to create, perfect, and preserve the security interest of the Mortgagee herein granted, and the Mortgagee may cause such statements and assurances to be recorded and filed, at such- times and places as may be required or permitted by law to so create, perfect and preserve such security interest. The Mortgagee shall have all the rights, remedies and recourses with respect to the personal property afforded a Secured Party by the aforesaid Uniform Commercial Code in addition to, and not in limitation of, the other rights, remedies and recourses afforded the Mortgagee by this Mortgage.

     27. Giving of Notice. Any notice which either party hereto may desire or be required to give to the other party shall be in writing and the mailing thereof by United States Postal Service certified or registered or first class mail, postage prepaid, addressed to the Mortgagor or the Mortgagee, as the case may be, at the respective address first above set out, or at such other place as any party hereto may by notice in writing designate to the other party as a place for service of notice, shall constitute service of notice hereunder.

     28. Subrogation. If any or all of the proceeds of the Note have been used to extinguish, extend or renew any indebtedness heretofore existing against the Mortgaged Property, then, to the extent of such funds so used, the Indebtedness Hereby Secured and this Mortgage shall be subrogated to all of the rights, claims, liens, titles and interests heretofore existing against the Mortgaged Property to secure the indebtedness so extinguished, extended or renewed and the former rights, claims, liens, titles and interests, if any, are not waived but rather are continued in full force and effect in favor of the Mortgagee and are merged with the lien created herein as cumulative security for the repayment of the Indebtedness Hereby Secured.

     29. Governing Law; Severability. In the event one or more of the provisions contained in this Mortgage or the Note or in any other document collateral to this Mortgage shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability-shall, at the option of the Mortgagee, not affect any other provision of this Mortgage, and this Mortgage shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein or therein. This Mortgage and the Note it secures are to be construed and governed by the laws of the State of Indiana.

     30. No Usury. Notwithstanding any provision hereof, it is not intended by the Note or the Assignment of Leases or this Mortgage or any other document collateral to this Mortgage to impose upon the Mortgagor any obligation to pay interest in excess of the maximum rate of interest permitted by law, and any interest which exceeds such maximum rate of interest shall automatically abate to the extent of such excess.

     31. Estoppel Affidavits. The Mortgagor, within ten (10) days after written request from the Mortgagee, shall furnish a written statement, duly acknowledged, setting forth the unpaid balance of the Indebtedness Hereby Secured and whether or not any offsets or defenses exist against such indebtedness.

     32. Successors and Assigns, etc. This Mortgage and each and every covenant, agreement and other provision hereof shall be binding upon the Mortgagor and its successors and assigns including, without limitation, each and every from time to time record owner of the fee title to the Mortgaged Property or any other person having an interest therein and shall inure to the benefit of the Mortgagee and its successors and assigns. Wherever herein the Mortgagee is referred to, such reference shall be deemed to include the holder from time to time of the Note whether so expressed or not, and each such from time to time holder of the Note shall have and enjoy all of the rights, privileges, powers, options and benefits afforded hereby and hereafter and may enforce all and every of the terms and provisions hereof, as fully and to the same extent and with the same effect as if each such from time to time holder is herein by name specifically granted such rights, privileges, powers, options, benefits and is herein by name designated as the Mortgagee. As used herein the words "successors and assigns" shall also be deemed to include the heirs, representatives, administrators and executors of any natural person who is a party to this Mortgage. In this Mortgage, whenever the context so requires, the masculine, feminine or neuter genders shall include the other genders, the singular number includes the plural and the plural the singular, and the term "person" shall include any individual, partnership, corporation, trustee or unincorporated association. If more than one person has executed this Mortgage as the Mortgagor, the term "Mortgagor" shall include all such persons and the obligations of all such persons shall be joint and several.

     33. Captions and Headings. The captions and headings of the various sections of this Mortgage are for convenience only and are not to be construed as confining or limiting in any way the scope or intent of the provisions hereof.

     34.  Counterparts.   This  Mortgage  may  be  executed  in  any  number  of
counterparts, each of which shall be an original but all of which shall constitute one instrument.

     IN WITNESS WHEREOF, the Mortgagor has duly executed this Mortgage as of the day and year first above written.

                                           Cabot Safety Corporation, a
ATTEST:           (SEAL)                   Delaware Corporation

        /s/                                By       /s/
-----------------------------------        -------------------------------------
Assistant Secretary                        Senior Vice President

Commonwealth of Massachusetts       )
                                            )        ss:
COUNTY OF WORCESTER        )

     Before me, the undersigned, a Notary Public in and for said County and State personally appeared Allan M. Kline and Mark V.B. Tremallo, the Senior Vice President and Assistant Secretary respectively, of Cabot Safety Corporation, a Delaware corporation, and acknowledged execution of the foregoing Mortgage for and on behalf of said corporation.

     Witness my hand and official seal this 15 day of April, 1991. -- -----



         /s/
--------------------------------------------
Notary Public


My commission expires:  9/5/97
My county of residence:  Worcester


















                         This instrument was prepared by
                               Robert E. Ferguson
                                 Attorney-at-Law
                     American United Life Insurance Company
                                  P.O. Box 368
                             Indianapolis, IN 46206
                                 (317) 263-1877

                         ASSIGNMENT OF RENTS AND LEASES


     THIS ASSIGNMENT made this 16th day of April, 1991, by Cabot Safety Corporation, a Delaware Corporation, having an address and principal place of business at 90 Mechanic Street, Southbridge, Massachusetts 01550, (hereinafter called the "Assignor") to American United Life Insurance Company, an Indiana corporation, having its principal offices at Indianapolis, Indiana and an address at Post Office Box 368, Indianapolis, Indiana 46206 (hereinafter called the "Assignee"), WITNESSETH, that:

     FOR VALUE RECEIVED, the Assignor hereby grants, transfers, assigns and sets over to the Assignee all of the right, title and interest of the Assignor in and to the Leases now or hereafter existing on all or any part of the land and improvements situated in the County of Marion, State of Indiana, described as follows, to-wit:

     Part of the Northwest Quarter of Section 25, Township 17 North, Range 2 East in Marion County, Indiana, more particularly described as follows:

     Commencing at the Northwest corner of said Quarter Section; thence North 87 degrees 33 minutes 00 seconds East along the North line of said Quarter Section, 1590.55 feet; thence South 02 degrees 27 minutes 00 seconds East, 44.00 feet to a point on the South right-of-way of 79th Street and the point of beginning; thence South 02 degrees 10 minutes 45 seconds East, 402.72 feet; thence South 87 degrees 49 minutes 15 seconds West, 551.65 feet, the following courses are along the rights-of-way of Moller Road and 79th Street; thence North 00 degrees 01 minutes 19 seconds East, 160.23 feet; thence North 02 degrees 52 minutes 54 seconds East, 140.31 feet; thence North 00 degrees 01 minutes 19 seconds East,
42.95 feet to a point of curvature; thence 91.67 feet along a curve to the right, having a radius of 60.00 feet and a chord bearing and length of North 43 degrees 47 minutes 10 seconds East, 83.01 feet; thence North 87 degrees 33 minutes 00 seconds East, 471.80 feet to the point of beginning.

     (herein called the "Premises"); together with all rents, income and other sums payable thereunder or otherwise for the use and occupation of the Premises, including, without limitation, all options, amendments, extensions or renewals and guarantees of lessee's obligations under the Leases.

     This Assignment is given as security for (a) payment of all sums due under a certain promissory note and all amendments, extensions or renewals thereof, in the original principal sum of Two Million Six Hundred Seventy Thousand Dollars $2,670,000.00, made by the Assignor to the Assignee, dated of even date herewith (hereinafter called the "Note") and secured by an Indenture of Mortgage on the Premises (hereinafter called the "Mortgage"); (b) payment of all other sums with interest becoming due and payable to the Assignee under the provisions of this Assignment or the Note or the Mortgage; and (c) the performance and discharge of each obligation, covenant and agreement of the Assignor contained herein or in the Note and the Mortgage. Acceptance of this Assignment shall not impair, affect or modify any of the terms or conditions of the Note or the Mortgage.

     The Assignor covenants and agrees with the Assignee as follows:

     1. This Assignment includes all of the right, title and interest of the Assignor in and to the said Leases and in and to the right to the use and possession of the Premises, including any and all of the rents, issues, profits and avails now due, which may hereafter become due under and by virtue of any of the Leases, whether written or oral, or any letting of or any agreement for the use or occupancy of any part of the Premises which may have been heretofore or may be hereafter made, or agreed to between the Assignor or any other present, prior or subsequent owner of the Premises or any interest therein or which may be made or agreed to by the Assignee, its successors or assigns, under the powers herein granted, and any tenant or occupant all or any part of the Premises.

     2. The Assignor represents, warrants and agrees that (a) the Assignor is entitled to receive all of the rents, issues and profits and to enjoy all the other rights and benefits mentioned herein and assigned hereby; (b) the same have not been heretofore sold, assigned, transferred or set over by any instrument now in force and will not at any time during the life of these presents be sold, assigned, transferred or set over by the Assignor or by any person or persons whomsoever except subject to this Assignment; and (c) that the Assignor has good right to sel1, assign, transfer and set over the same and to grant to and confer upon the Assignee the rights, interests, powers and/or authorities herein granted and conferred.

     3. The Assignor will, from time to time, execute upon request of the Assignee, any and all instruments reasonably requested by the Assignee to carry this instrument into effect or to accomplish any other purposes deemed by the Assignee to be necessary or appropriate in connection with this Assignment or the Premises, including, without limitation, specific assignment of any of the Leases or agreements relating to use or occupancy of the Premises or any part thereof now or hereafter in effect.

     4. This Assignment shall in no way operate to restrict or prevent the Assignee from pursuing any remedy which it now or hereafter may have because of any present or future breach of the terms or conditions of the Mortgage and/or the Note.

     5. The Assignee shall not in any way be responsible for failure to do any or all of the things for which rights, interests, powers and/or authorities are herein granted it; and the Assignee shall not be responsible for or liable upon any of the agreements, undertakings or obligations imposed upon the lessor under the Leases or other agreements with respect to the Premises.

     6. The Assignee shall be accountable only for such cash as it actually receives under the terms hereof.

     7. Failure of the Assignee to do any of the things or exercise any of the rights, interests, powers and/or authorities hereunder shall not be construed to be a waiver of any of the rights, interests, powers or authorities hereby assigned and granted to the Assignee.

     8. The Assignee shall have the right to further assign this Assignment of Rents and Leases and any and all rights accruing hereunder to any subsequent assignee of the interest of the Assignee under the Mortgage and the Note.

     9. It is understood that this Assignment is an absolute assignment which is effective as at the date hereof and, upon demand the Assignee to the tenant under any of the Leases or to any person liable for any of the rents, issues and profits of and from the Premises or any part thereof, such tenant or person liable for any of such rents, issues and profits shall, and is hereby authorized and directed to, pay to or upon the order of the Assignee, and without inquiry of any nature, all rents then owing or thereafter accruing under the Leases or any other instrument or agreement, oral or written, giving rights to an obligation to pay rents, issues or profits in connection with the Premises.

     10. So long as there shall exist no default by the Assignor in the payment of any indebtedness secured hereby, or in the performance of any obligation, covenant or agreement herein or in the Note or the Mortgage contained, the Assignee shall not demand from any tenant under said Leases or other persons liable therefore, any of the rents, issues and profits hereby assigned but shall permit the Assignor to collect upon, but not prior to accrual, all such rents, issues and profits from the Premises and the Leases and to retain and enjoy the same; provided that notwithstanding the provisions of this Section 10, all tenants under the Leases and all Premises shall comply with any demands for rents made by the Assignee pursuant to the provisions of this Assignment without regard to whether or not the same is made in compliance with this Section 10.

     11. Upon or at any time after default in the payment of any indebtedness evidenced by the Note or secured hereby or by the Mortgage, or in the performance of any term, provision, condition, obligation, covenant or agreement herein or in the Note or the Mortgage contained, and the expiration of the period of grace, if any, with respect to any such default as provided for in the Note or in the Mortgage, the Assignee may declare all sums secured hereby immediately due and payable and may, at the option of the Assignee without notice either in person or by agent, with or without bringing any action or proceeding, or by a receiver to be appointed by a court, enter upon, take possession of, and manage and operate the Premises and each and every part and parcel thereof; and in connection therewith, the Assignee may make, cancel, enforce or modify Leases, fix or modify rents, repair, maintain and improve the Premises, employ contractors, subcontractors and workmen in and about the Premises, obtain and evict tenants, in its own name sue for or otherwise collect or reserve any and all rents, issue and profits, including those past due and unpaid, employ leasing agents, managing agents, attorneys and accountants in connection with the enforcement of the rights of the Assignee hereunder and pay the reasonable fees and expenses thereof, and otherwise do and peform any and all acts and things which the Assignee may deem necessary or appropriate in and about the Premises for the protection thereof or the enforcement of the rights of the Assignee hereunder or under the Note or the Mortgage; and any and all amounts expended by the Assignee in connection with the foregoing together with interest thereon from date of payment of any such expense at the rate of Twelve and one-eighth per cent (12.125%) per annum (or at such lesser rate of interest as may be the maximum not prohibited by applicable law), shall constitute so much additional indebtedness secured hereby and by the Mortgage. The Assignee shall apply any monies collected by the Assignee, as aforesaid, less costs and expenses incurred, as aforesaid, upon any indebtedness secured hereby in such order and manner the Assignee may determine. The entering upon and taking possession of the Premises, the collection of rents, issues and profits, the exercise of any of the rights hereinabove specified and the application of collections, as aforesaid, shall not cure, waive, modify or affect any default or notice of default hereunder or under the Note or the Mortgage.

     12. Any tenants or occupants of any part of the Premises are hereby authorized to recognize the claims and demands of the Assignee hereunder without investigating the reason for any action taken by the Assignee or the validity or the amount of indebtedness owing to the Assignee or the existence of any default hereunder or under the Note or the Mortgage or the application to be made by the Assignee of any amounts to be paid to the Assignee. The sole signature of the Assignee shall be sufficient for the exercise of any rights under this Assignment and the sole receipt of the Assignee for any sums received shall be a full discharge and release therefor to any such tenant or occupant of the Premises. Checks for all or any part of the rentals collected under this Assignment shall be drawn to the exclusive order of the Assignee.

     13. The Assignee shall not be obligated to perform or discharge, nor does it hereby undertake to perform or discharge any obligation, duty or liability under the Leases, nor shall this Assignment operate to place upon the Assignee responsibility for the control, care, management or repair of the Premises or the carrying out of any of the terms and conditions of the said Leases; nor shall it operate to make the Assignee responsible or liable for any waste committed on the Premises by the tenant under any of the Leases or any other party, or for any dangerous or defective condition of the Premises, or for any negligence in the management, upkeep, repair or control of the Premises resulting in loss or injury or death to any tenant, licensee, employee or stranger.

     14. The Assignor shall and does hereby agree to indemnify and to hold the Assignee harmless of and from any and all liability, loss or damage which it may or might incur under the Leases or under or by reason of this Assignment and of and from any and all claims and demands whatsoever which may be asserted against it by reason of any alleged obligations or undertakings on its part to perform or discharge any of the terms, covenants or agreements contained in the Leases. Should the Assignee incur any such liability, loss or damage under the Leases or under or by reason of this Assignment, or in the defense of any such claims or demands, the amount thereof, including costs, expenses, and reasonable attorney's fees, together with interest thereon from date of any such payment at the rate of Twelve and one-eighth per cent (12.125%) per annum (or at such lesser rate of interest as may be the maximum not prohibited by applicable law), shall be secured hereby and by the Mortgage; and the Assignor shall reimburse the Assignee therefor immediately upon demand and upon the failure of the Assignor so to do, the Assignee may declare all sums secured hereby immediately due and payable.

     15. In case of any conflict between the terms of this Assignment and the terms of the Mortgage, the terms of the Mortgage shall prevail.

     16. The Assignor has not, and will not, accept rent in advance under the Leases excepting only monthly rents for current months which may be paid in advance and security deposits, if any.

     17. The term "Leases" as used herein means the Leases and agreements heretofore defined and hereby assigned, all options, amendments, extensions or renewals thereof now or hereafter executed and all leases subsequently executed during the term of this Assignment covering the Premises or any part thereof.

     18. The Assignor shall cause this Assignment to be served upon the tenant under the Leases and, at the sole cost and expense of the Assignor to cause this Assignment to be recorded and filed and re-recorded and re-filed in each and every public office in which such filing and recording may be necessary to constitute record notice of this Assignment and the terms and provisions hereof as applicable to the Premises.

     19. This Assignment embodies the entire agreement and understanding between the parties relating to the subject matter hereof and may not be amended or waived except by an instrument in writing executed by the party against whom enforcement of such amendment or waiver is sought. If any clauses or provisions herein contained would invalidate this Assignment in whole or in part, such clauses or provisions only shall be invalid, and the remainder of this Assignment will remain in full force and effect.

     20. All notices or demands which are required or permitted to be given or served hereunder shall be in writing and sent by certified or registered or first class mail at the address first above set out or to such other address as any party hereto shall designate to the other in writing.

     21. This Assignment may be executed in any number of counterparts, each of which shall be an original but all of which shall constitute one instrument.

     22. Upon payment in full of all indebtedness secured hereby, this Assignment shall become and be void and of no effect.

     23. This Assignment, together with the covenants and warranties herein contained, shall inure to the benefit of the Assignee and any subsequent holder of the Note and the Mortgage and shall be binding upon the Assignor, his heirs, executors, administrators, successors, and assigns and any subsequent owner of the Premises. If more than one person or entity has executed this Assignment as the Assignor, the term "Assignor" shall include all such persons and the obligations of all such persons shall be joint and several. In this Assignment, whenever the context so requires, the masculine, feminine or neuter genders shall include the other genders and the singular number includes the plural and the plural the singular.

     24. The Assignor shall not be personally liable for payment of the Note and other indebtedness herein and in the Mortgage secured nor for performance of obligations hereunder and the Assignee agrees to look solely to the Premises and other security herein for the payment of such indebtedness. Nothing in this clause shall be construed in any way as limiting the obligations of the Assignor as lessor under the Lease or as relieving the Assignor from liability for any materially untrue representation or warranty herein or in the Note or the Mortgage or other security documents.

     IN WITNESS WHEREOF, the Assignor has executed this Assignment on day and year first above written.

(SEAL)   Cabot Safety Corporation, a
         Delaware Corporation

By       /s/
-----------------------------------------
Senior Vice President


ATTEST:
         /s/
Assistant Secretary

Commonwealth of Massachusetts       )
                                            )        ss:
 COUNTY OF WORCESTER       )

     Before me, the undersigned, a Notary Public in and for said County and State personally appeared Allan M. K1ine and Mark V.B. Tremallo, the Senior Vice President and Assistant Secretary respectively, of Cabot Safety Corporation, a Delaware corporation, and acknowledged execution of the foregoing Assignment of Rents and Leases, for and on behalf of said corporation.


     Witness my hand and official seal this 15 day of April, 1991.


My commission expires:  9/5/97

                                                        /s/
                                        ----------------------------------------
My county of residence:  Worcester                   Notary Public










                         This instrument was prepared by
                               Robert E. Ferguson
                                 Attorney-at-Law
                     American United Life Insurance Company
                                  P.O. Box 368
                             Indianapolis, IN 46206
                                 (317) 263-1877